SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                            -------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: August 29, 1997
                        (Date of earliest event reported)


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                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


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Florida                   1-14082                           59-1469577
(State or other    (Commission File Number)            (IRS Employer
 jurisdiction of                                       Identification No. )
 incorporation or
 organization)


             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices) (Zip Code)

                                 (407) 269-9680
               Registrant's telephone number, including area code
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        This  Amendment No. 1 supplements  the Report on Form 8-K Filed with the
Securities and Exchange Commission on August 29, 1997 by Smart Choice Automotive Group, Inc., (the "Registrant") to file (a) the financial statements of the acquired Company and (b) the pro forma financial information relating to the business combination of the Registrant and the acquired Company.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

      The following financial statements of businesses acquired are included herein pursuant to Item 7(a):

B&B FLORIDA ENTERPRISES, INC.
        Independent Auditor's Report
        Balance Sheet as of December 31, 1996
        Statement of Operations for the Year Ended December 31, 1996 Statement of Stockholders' Deficit for the Year Ended
          December 31, 1996
        Statement of Cash Flows for the Year Ended December 31, 1996 Notes to Financial Statements

B&B FLORIDA ENTERPRISES, INC.
        Independent Auditor's Report
        Balance Sheet as of December 31, 1995
        Statement of Operations and Retained Deficit
               for the Year Ended  December 31, 1995
        Statement of Cash Flows for the Year Ended December 31, 1995 Notes to Financial Statements

B&B FLORIDA ENTERPRISE, INC.
        Balance Sheets as of June 30, 1997 and 1996 (unaudited)
        Statements of Operations and Stockholders' Defict for the
               Six Months Ended June 30, 1997 and 1996 (unaudited) Statements of Cash Flows for the Six Months Ended
               June 30, 1997 and 1996 (unaudited)

(b)     Pro Forma Financial Information

        The following pro forma financial information is included herein pursuant to Item 7(b):

SMART CHOICE AUTOMOTIVE GROUP, INC.
       Pro Forma Consolidated Financial Information -
         Explanatory Headnote (unaudited)
       Pro Forma Consolidated Balance Sheets as of December 31, 1996 (unaudited) Pro Forma Consolidated Statement of Operations for the Year Ended
         December 31, 1996 (unaudited)
       Pro Forma Consolidated Statement of Operations for the Six Months
         Ended June 30, 1997 (unaudited)
       Notes to Pro Forma Consolidated Financial Information (unaudited)

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(c )    Exhibits

        The Exhibits to this report are set forth in the Exhibit Index set forth herein.

                                          SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 1997           SMART CHOICE AUTMOTIVE GROUP, INC.



                                    By: /s/ Joseph E. Mohr
                                    ---------------------------
                                    Joseph E. Mohr, Chief Financial Officer




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                                            Exhibit Index

23.1 Consent of Rosenfield & Company, P.A.

23.2 Consent of Levine & Levine, Certified Public Accountants

99.1 Financial Statements of B&B Florida Enterprises, Inc. as of December 31, 1996, and the related statements of operations, stockholders' deficit and cash flows for the year then ended, together with the report of Rosenfield & Company, P.A.

99.2 Financial statements of B&B Florida Enterprises, Inc. as of December 31, 1995 and the related statements of operations, retained deficit and cash flows for the year then ended, together with the report of Levine & Levine, certified public accountants.

99.3 Financial Statements of B&B Florida Enterprises, Inc. as of June 30, 1997, and 1996 and the related statements of operations, stockholders' deficit, and cash flows for the six months then ended (unaudited).

99.4 Pro Forma Financial Statements